UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

19500 State Highway 249, Suite 125 Houston, Texas, 77070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On August 30, 2023, 5E Advanced Materials, Inc. (the “Company”) announced its financial results for the full year ended June 30, 2023. A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

5E Advanced Materials, Inc. (the “Company”) has prepared an earnings call presentation, a copy of which is furnished as Exhibit 99.2 hereto. The presentation will also be available on the Company’s website located at www.5eadvancedmaterials.com under the Investors tab in the Events and Presentations section. None of the other information on our website is incorporated by reference into, or a part of, this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

The information in this Presentation includes “forward looking statements”. All statements other than statements of historical fact included in this Presentation regarding our business strategy, plans, goals and objectives are forward looking statements. When used in this Presentation, the words “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “budget”, “target”, “aim”, “strategy”, “estimate”, “plan”, “guidance”, “outlook”, “intend”, “may”, “should”, “could”, “will”, “would”, “will be”, “will continue”, “will likely result” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. These forward looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and the fact that we have not yet realized any revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our ability to obtain, maintain, and renew governmental and environmental permits in order to conduct development and mining operations in a timely manner; our incurrence of significant net operating losses to date and expectations to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the 5E Boron Americas Complex, including our ability to timely and successfully complete Phase 1 of our 5E Boron Americas Complex; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; and other risks. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein.

For additional information regarding these various risks and uncertainties, you should carefully review the risk factors and other disclosures in our Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on August 30, 2023. Additional risks are also disclosed by 5E in its filings with the Securities and Exchange Commission throughout the year, as well as its filings under the Australian Securities Exchange.

The information referenced herein is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press release dated August 30, 2023
99.2	Earnings Call Presentation
104	Cover Page Interactive Data File (embedded with the Inline XBLR document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	August 30, 2023	By:	/s/ Paul Weibel
Paul Weibel, Chief Financial Officer